EXHIBIT 99.2
Filed with the Department of State on    October 16, 1996
Entity Number     751424

          STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION

        In compliance with the requirements of 15 Pa.C.S. Section 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1.      The name of the corporation is        Intelligent Electronics, Inc.

2.      (Check and complete one of the following):

    _____ The resolution amending the Articles under 15 Pa.C.S. Section 1522(b) (relating to divisions and determinations by the board set forth in full, is as follows:

    __X__ The resolution amending the Articles under 15 Pa.C.S. Section 1522(b) is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. Section 1522 or corresponding provisions of prior law with respect thereto, and (c) any other provision of the
        Articles is   200,000    shares.

4.      The resolution was adopted by the Board of Directors or an authorized
        committee thereof on:     10/16/96

5.      (Check, and if appropriate complete, one of the following):

    __X__ The resolution shall be effective upon the filing this statement with respect to shares in the Department of State.

    _____       The resolution shall be effective on: ____________ at _________
                                                        Date             Hour

    IN TESTIMONY WHEREOF, the undersigned corporation has caused this
statement to be signed by a duly authorized officer thereof this     16th
 day of    October    19  96

                              INTELLIGENT ELECTRONICS, INC.
                              -------------------------------------
                                      (Name of Corporation)

                              By:  /s/ Thomas J. Coffey
                                 ----------------------------------
                                          (Signature)
                              TITLE:  Thomas J. Coffey, Chief Financial Officer
                                      -----------------------------------------
                                      Officer

                 EXHIBIT A TO STATEMENT WITH RESPECT TO SHARES -
                        DOMESTIC BUSINESS CORPORATION

                     SERIES B CONVERTIBLE PREFERRED STOCK

                                     OF

                        INTELLIGENT ELECTRONICS, INC.


    Intelligent Electronics, Inc., a corporation organized and existing under the Business Corporation Law of the Commonwealth of Pennsylvania (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation on October 15, 1996 pursuant to authority of the Board of Directors as required by Section 1522(b) of the Pennsylvania Business Corporation Law ("PBCL"):

    RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors" or the "Board") in accordance with the provisions of its Articles of Incorporation (the "Articles of Incorporation"), the Board of Directors hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $50.00 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

    Series B Convertible Preferred Stock:


                      I.  Designation and Amount
                          ----------------------
    The designation of this series, which consists of 15,000 shares of Preferred Stock, is Series B Convertible Preferred Stock (the "Series B Preferred Stock") and the stated value shall be One Thousand Dollars ($1,000) per share (the "Stated Value").


                             II.  Rank
                                  ----
    The Series B Preferred Stock shall rank (i) prior to the Corporation's common stock, par value $.01 per share (together with any rights attached thereto issued or issuable pursuant to the Rights Plan (as defined herein), the "Common Stock"); (ii) prior to any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the holders of Series B Preferred Stock obtained in accordance with Article IX hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series B Preferred Stock) (collectively, with the Common Stock, "Junior Securities"); (iii) pari passu with any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series B Preferred Stock obtained in accordance with Article IX hereof) specifically ranking, by its terms, on parity with the Series B Preferred Stock ("Pari Passu Securities"); and
(iv) junior to any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series B Preferred Stock obtained in accordance with Article IX hereof) specifically ranking, by its terms, senior to the Series B Preferred Stock ("Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.


                        III.  No Dividends
                              ------------
        The Series B Preferred Stock will bear no dividends, and the holders of shares of Series B Preferred Stock shall not be entitled to receive dividends on the Series B Preferred Stock.


                    IV.  Liquidation Preference
                         ----------------------
        A. If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event (a "Liquidation Event"), the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities) upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Series B Preferred Stock, subject to Article VI, shall have received the Liquidation Preference (as defined in Article IV.C) with respect to each share of Series B Preferred Stock. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series B Preferred Stock and holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series B Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.

        B. At the option of any holder of Series B Preferred Stock, the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation of a transaction or series of related transactions approved by the Corporation's Board of Directors through either a resolution of the Board or a redemption of rights granted under the Rights Agreement dated as of March 22, 1996 by and between the Company and Chemical Mellon Shareholder Services L.L.C. or any successor agreement (the "Rights Plan") in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other Person (as defined below) or Persons when the Corporation is not the survivor shall either:
(i) be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Article IV; or (ii) be treated pursuant to
Article VI.C(c) hereof. "Person" shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

        C. For purposes hereof, the "Liquidation Preference" with respect to a share of the Series B Preferred Stock shall mean an amount equal to the sum of the Stated Value thereof plus an amount equal to six percent (6%) per annum of such Stated Value for the period beginning on the date of issuance of such share and ending on the date of final distribution to the holder thereof. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Statement with Respect to Shares filed in respect thereof.


            V.   Cash Redemption of Premium by Corporation;
                 Redemption of Series B Preferred Stock
                 -----------------------------------------
        A. The Corporation shall have the right, in its sole discretion, upon receipt of a Notice of Conversion pursuant to Article VI.E or in the event of an Automatic Conversion (as defined in Article VII) effected in accordance with Article VII hereof, to redeem all or any portion of the Premium Amount (as defined in Article VI.A below) subject to such conversion for a sum of cash equal to the amount of the Premium Amount being so redeemed; provided, however, that upon receipt of a Notice of Conversion, the Corporation shall notify such holder, on or before the third business day following the Corporation's receipt of such Notice of Conversion, as to whether it will elect to redeem such Premium Amount in cash. All cash redemption payments hereunder shall be paid in lawful money of the United States of America at such address for the holder as appears on the record books of the Corporation (or at such other address as such holder shall hereafter give to the Corporation by written notice). In the event the Corporation elects, pursuant to this Article V.A, to redeem all or any portion of the Premium Amount in cash and fails to pay such holder the applicable redemption amount to which such holder is entitled by depositing a check in the U.S. Mail to such holder within seven (7) business days of receipt by the Corporation of a Conversion Notice (in the case of a redemption in connection with an Optional Conversion) or October 15, 2001 (in the case of a redemption in connection with an Automatic Conversion), the Corporation shall forfeit its right to redeem in cash such Premium Amount and 110% of such Premium Amount shall be converted into shares of Common Stock in accordance with Article VI hereof.

        B. If (i) the Corporation fails to issue shares of Common Stock (or makes an announcement that it will not issue shares of Common Stock) to any holder of Series B Preferred Stock upon exercise by a holder of its conversion rights in accordance with the terms of this Statement with Respect to Shares, (ii) fails to transfer any certificate for shares of Common Stock issued to the holders upon conversion of the Series B
Preferred Stock and when required by this Statement with Respect to Shares or the Registration Rights Agreement, dated as of October 15, 1996, by and among the Corporation and the other signatory thereto (the "Registration
Rights Agreement") or (iii) fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the holders of Series B Preferred Stock upon conversion of the Series B Preferred Stock as and when required by this Statement with Respect to Shares, the Securities Purchase Agreement dated as of October 15, 1996, by and between the Corporation and the other signatory thereto (the "Purchase Agreement") or the Registration Rights Agreement, and any such failure described in clauses (i), (ii) or
(iii) above shall continue uncured (or an announcement shall not be retracted) for twenty (20) business days after the Corporation shall have been notified thereof in writing by the holder (or, with respect to clause
(i) above, such failure continues for a period of at least ninety (90) days if such failure is solely as a result of the circumstances governed by the second paragraph of Article VI.F below, and the Corporation is using all commercially reasonable efforts to authorize a sufficient number of shares of Common Stock as soon as practicable) (each of the events described in clauses (i) - (iii) above after expiration of the applicable cure period being an "Optional Redemption Event"); then, upon the occurrence and during the continuation of any Optional Redemption Event, at the option of the holders of at least 50% of the then outstanding shares of Series B
Preferred Stock whose rights have been violated as described in clauses
(i), (ii) or (iii) above by written notice (the "Optional Redemption
Notice") to the Corporation of such Optional Redemption Event, the Corporation shall purchase all of the shares of Series B Preferred Stock then held by the holders whose rights have been violated as aforesaid for an amount per share (the "Optional Redemption Amount") equal to the Redemption Price in effect at the time of the redemption hereunder, provided that such purchase would not constitute (with or without notice or the passage of time) a default under any agreement or commitment to which the Corporation is a party. If such a default would result from such a purchase, no such purchase shall be required hereunder.

        The "Redemption Price" with respect to each share of Series B Preferred Stock shall mean the amount equal to the sum of (i) the Stated Value thereof plus (ii) the amount equal to six percent (6%) per annum of such Stated Value for the period beginning on the issuance of such share and ending on the effective date of redemption hereunder.

        The holder of any shares of Series B Preferred Stock being redeemed pursuant to an Optional Redemption Event shall not be entitled to receive payment of the Optional Redemption Price for such shares until such holder shall cause to be delivered to the Corporation or its designated transfer agent (i) the certificates representing such shares of Series B Preferred Stock and (ii) appropriate endorsements and transfer documents sufficient to transfer such shares of Series B Preferred Stock to the Corporation free of any adverse interest.

        At any time after an Optional Redemption Price becomes due, the Corporation may deposit for the pro rata benefit of the holders of the shares of Series B Preferred Stock to be redeemed the funds necessary for such redemption with a bank or trust company having a capital and surplus of at least $100,000,000. Any monies so deposited by the Corporation and unclaimed at the end of two years from the date designated for such redemption shall revert to the general funds of the Corporation. After such reversion, such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment of the Optional Redemption Price. Any interest accrued on funds so deposited pursuant to this paragraph shall be paid from time to time to the Corporation for its own account.

        Upon the deposit of funds pursuant to the preceding paragraph in respect of shares of Series B Preferred Stock to be redeemed, notwithstanding that any certificates for such shares shall not have been surrendered for cancellation, the Optional Redemption Price shall be fixed and no longer be deemed outstanding, and such shares shall be deemed redeemed for all purposes, and all rights of the holders of the shares of Series B Preferred Stock to be redeemed shall cease and terminate, excepting only the right to receive the Optional Redemption Price therefor, without interest.

        If the Corporation fails to pay the Optional Redemption Amount for each share or deposit such amount with a bank or trust company as set forth above within ten (10) business days of written notice that such amount is due and payable, then each holder of Series B Preferred Stock shall have the right at any time, so long as the Optional Redemption Event continues, to require the Corporation, upon written notice, to immediately issue (in accordance with the terms of Article VI below), in lieu of the Optional Redemption Amount with respect to each outstanding share of Series B Preferred Stock held by such holder, the number of shares of Common Stock of the Corporation equal to the Optional Redemption Amount divided by the Conversion Price then in effect.


                  VI.  Conversion at the Option of the Holder
                       --------------------------------------
        A. Each holder of shares of Series B Preferred Stock may, at its option at any time and from time to time, upon surrender of the certificates therefor, convert any or all of its shares of Series B
Preferred Stock into Common Stock as follows (an "Optional Conversion").
Each share of Series B Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (x) the sum of (I) the Stated Value thereof, plus
(II) unless the Corporation has timely redeemed such Premium Amount in cash in accordance with Article V.A, the product of the Stated Value, multiplied by .06, multiplied by a fraction, the numerator of which is "N" and the denominator of which is 365 (where "N" equals the number of days elapsed from the date of issuance of the Series B Preferred Stock to and including the Conversion Date (as defined below)) (the "Premium Amount"), multiplied by 1.10 if required by the last sentence of Article V.A, by (y) the then effective Conversion Price (as defined below); provided, however, that, at any time prior to the delivery of an Optional Redemption Notice to the Corporation pursuant to Article V.B., in no event shall a holder of shares of Series B Preferred Stock be entitled to convert any such shares in excess of that number of shares upon conversion of which the sum of (x) the number of shares of Common Stock beneficially owned by the holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the shares of Series B Preferred Stock or the unexercised or unconverted portion of any other securities of the Corporation (including, without limitation, the Warrants issued pursuant to the Purchase Agreement) subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (y) the number of shares of Common Stock issuable upon the conversion of the shares of Series B Preferred Stock with respect to which the determination of this proviso is being made would result in beneficial ownership by a holder and such holder's affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange
Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (x) of such proviso. The restriction contained in the proviso of this Article V.A shall not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the Common Stock shall approve such alteration, amendment, deletion or change. The delivery by any holder to the Corporation of a Notice of Conversion (as defined in paragraph VI.E below) shall constitute the representation and warranty of such holder to the Corporation that such holder is entitled to convert the shares of Series B Preferred Stock to which such Notice of Conversion relates in compliance with this paragraph, upon which the Corporation shall be entitled to rely without investigation.

        B. The "Conversion Price" shall be the lesser of (i) the average of the closing bid prices for the Common Stock as reported by the NASDAQ
National Market ("NASDAQ-NM"), or on the principal securities exchange or other securities market on which the Common Stock is then being traded, for the five (5) consecutive Trading Days ending one Trading Day prior to the Conversion Date (as defined below) (the "Variable Conversion Price"), and
(ii) $9.175 (the "Fixed Conversion Price") (subject to equitable adjustments from time to time pursuant to the antidilution provisions of
Article VI.C below).  "Trading Day" shall mean any day on which the Common
Stock is traded for any period on NASDAQ-NM, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

        C. The Conversion Price shall be subject to adjustment from time to time as follows:

            (a) Adjustment to Fixed Conversion Price Due to Stock Split, Stock Dividend, Etc. If at any time when any Series B Preferred Stock is issued and outstanding, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, reclassification or other similar event, by a below-Market Price (as defined in Article VI.D) rights offering of securities of the Corporation to all holders of Common Stock or by an exercise of rights granted under the Rights Plan (a "Rights Plan Exercise") (unless such rights become exercisable as a result of the Common Stock ownership of Capital Ventures International, Susquehanna Financial
Group, Inc. and/or their respective affiliates), the Fixed Conversion Price shall be proportionately and equitably reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Fixed Conversion Price shall be proportionately and equitably increased.
In such event, the Corporation shall notify its transfer agent ("Transfer Agent") of such change as promptly as reasonably practicable, and the Corporation shall use its best efforts to notify the Transfer Agent of such change on or before the effective date thereof.

            (b) Adjustment to Variable Conversion Price. If at any time when Series B Preferred Stock is issued and outstanding, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification or other similar event, by a below-Market Price rights offering to all holders of Common
Stock or by a Rights Plan Exercise (unless such rights become exercisable as a result of the Common Stock ownership of Capital Ventures
International, Susquehanna Financial Group, Inc. and/or their respective affiliates), which event shall have taken place during the reference period for determination of the Conversion Price for any Optional Conversion or Automatic Conversion of the Series B Preferred Stock, then the Variable Conversion Price shall be recalculated by the Corporation in good faith, giving appropriate and equitable effect to the stock split, stock dividend, combination, reclassification or other similar event, the below-Market
Price rights offering or the Rights Plan Exercise, for all five (5) Trading
Days immediately preceding the Conversion Date. In such event, the Corporation shall notify the Transfer Agent of such change as promptly as reasonably practicable, and the Corporation shall use its best efforts to notify the Transfer Agent of such change on or before the effective date thereof.

            (c) Adjustment Due to Merger, Consolidation, Etc. If, at any time when any Series B Preferred Stock is issued and outstanding and prior to the conversion of all Series B Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Corporation shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Corporation or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation other than in connection with a plan of complete liquidation of the Corporation, then the holders of Series B Preferred Stock shall thereafter have the right to receive upon conversion of the Series B Preferred Stock, upon the bases and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the holders of Series B Preferred Stock would have been entitled to receive in such transaction had the Series B Preferred Stock been converted in full immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of Series B
Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. The Corporation shall not effect any transaction described in this subsection (c) unless (a) it first gives, to the extent practical, thirty (30) days' prior written notice (but in any event at least fifteen (15) business days prior written notice) of such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the holders of Series B Preferred Stock shall be entitled to convert the Series B
Preferred Stock) and (b) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of this subsection (c).

            (d)         [Intentionally Omitted]

            (e) Treatment of Unexercised Rights. If, in any case, the total number of shares of Common Stock issuable upon exercise of rights issued pursuant to any below-Market Price rights offering for which an adjustment to the Conversion Price was made under Article VI.C.(a) or VI.C.(b) hereof or the Rights Plan is not, in fact, issued and such rights shall have been redeemed, expired or terminated, the Conversion Price then in effect will be readjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such rights, to the extent outstanding immediately prior to such redemption, expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise thereof), never been issued.

        D. "Market Price," as of any date, (i) means the average of the closing bid prices for the shares of Common Stock as reported by NASDAQ-NM for the five (5) Trading Days immediately preceding such date, or (ii) if NASDAQ-NM is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by a nationally recognized investment banking firm selected by the Corporation and reasonably acceptable to the holder, with the costs of the appraisal to be borne by the Corporation. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

        E. In order to convert Series B Preferred Stock into full shares of Common Stock, a holder of Series B Preferred Stock shall: (i) submit a copy of the fully executed notice of conversion in the form attached hereto as Exhibit A ("Notice of Conversion") to the Corporation by facsimile dispatched no later than the Conversion Date (or by other means resulting in notice to the Corporation no later than the Conversion Date) at the office of the Corporation or its designated Transfer Agent for the Series B Preferred Stock that the holder elects to convert the same, which notice shall specify the number of shares of Series B Preferred Stock to be converted (assuming conversion of the Premium Amount), the applicable
Conversion Price (if calculable) and a calculation of the number of shares of Common Stock issuable upon such conversion (if calculable) (together with a copy of the first page of each certificate to be converted) prior to Midnight, New York City time (the "Conversion Notice Deadline") on the Conversion Date; and (ii) surrender the original certificates representing the Series B Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed, along with a copy of the Notice of Conversion to the office of the Corporation or the Transfer Agent for the Series B Preferred Stock as soon as practicable thereafter. The
Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the Preferred Stock Certificates are delivered to the Company or its Transfer
Agent as provided above, or the holder notifies the Corporation or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of subparagraph (a) below). In the case of a dispute as to the calculation of the Conversion Price, the Corporation shall promptly issue such number of shares of Common Stock that are not disputed in accordance with subparagraph (b) below, and the Corporation shall submit the disputed calculations to its outside accountant via facsimile within five (5) business days of receipt of the Notice of Conversion. The Corporation shall use its best efforts to have the accountant audit the calculations and notify the Corporation and the holder of the results no later than 48 hours from the time it receives the disputed calculations. The accountant's calculation shall be deemed conclusive absent manifest error.

            (a) Lost or Stolen Certificates. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Series B Preferred Stock, and (in the case of loss, theft or destruction) of indemnity and such security (if any) as is reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost or stolen Preferred Stock Certificate(s) if the holder contemporaneously requests the Corporation to convert such Series B Preferred Stock.

            (b) Delivery of Common Stock Upon Conversion. Upon the surrender of certificates as described above from a holder of Series B Preferred Stock accompanied by a Notice of Conversion, the Corporation shall issue and, within two (2) business days after such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of agreement and indemnification pursuant to subparagraph (a) above) (the "Delivery Period"), deliver to or upon the order of the holder (i) that number of shares of Common Stock for the portion of the shares of Series B Preferred Stock converted as shall be determined in accordance herewith and
(ii) a certificate representing the balance of the shares of Series B Preferred Stock not converted, if any. Other than a failure due to the circumstances described in Article VI.F below, which failure shall be governed by such Article, in addition to any other remedies available to the holder, including actual damages and/or equitable relief, commencing on the seventh (7th) business day after the expiration of the Delivery Period, the Corporation shall pay to a holder $1000 in cash for each day computed from the first business day after the expiration of the Delivery Period until such time as the Corporation has delivered all such Common Stock. Such cash amount shall be paid to such holder by the third (3rd) day of the month following the month in which it has accrued or, at the option of the holder (by written notice to the Corporation by the first day of the month following the month in which it has accrued), shall be convertible into Common Stock in accordance with the terms of this Article VI.

            (c) No Fractional Shares. If any conversion of Series B Preferred Stock would result in a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock shall be the next higher number of shares. At the Corporation's option, the Corporation may instead pay cash in lieu of any fractional share, valued at the Market Price.

            (d) Conversion Date. The "Conversion Date" shall be the date specified in the Notice of Conversion, provided (i) that if the advance copy of the Notice of Conversion is not submitted by facsimile (or by other means resulting in notice) to the Corporation or its designated Transfer Agent before Midnight, New York City time, on the Conversion Date indicated in the Notice of Conversion, then the Conversion Date shall be the date the Corporation or its designated Transfer Agent receives the Notice of Conversion. Upon submission by a holder of Series B Preferred Stock of a Notice of Conversion with respect to shares of Series B Preferred Stock, such shares shall be deemed converted in shares of Common Stock and the holder's rights as a holder of such converted shares of Series B Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock in accordance with and subject to Paragraph VI.E hereof. Notwithstanding the foregoing, if the holder has not received certificates for such shares of Common Stock prior to the tenth (10th) day after the later of the Conversion Date and the delivery by the holder of the stock certificates and any agreement and indemnity required by Paragraph VI.E(b) above, then the holder may notify the Corporation in writing of such failure and if the holder has not received certificates for such shares of Common Stock prior to the twentieth (20th) day after the date of such notice, then (i) the holder shall regain the rights of a holder of Series B Preferred Stock with respect to the shares to which the Notice of Conversion relates and shall retain all of such holder's rights and remedies (including the right to receive cash payments pursuant to Article VI.E(b) above to the extent required thereby) with respect to the Corporation's failure to deliver such shares of Common Stock and (ii) the Conversion Price in respect of each of the shares identified in the Notice of Conversion shall thereafter be the lesser of (A) the Conversion Price on the Conversion Date set forth in the initial Notice of Conversion and (B) the Conversion Price on the Conversion Date subsequently selected by the holder in respect thereof by submission to the Corporation of a subsequent Notice of Conversion.

        F. A number of shares of the authorized but unissued Common Stock sufficient to provide for (i) the conversion of the Series B Preferred
Stock outstanding at the then current Conversion Price and (ii) the exercise of Warrants shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion or exercise. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series B Preferred Stock shall be convertible at the then current Conversion Price, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series B Preferred
Stock and exercise of the Warrants on the new basis, if applicable.

        If, at any time a holder of shares of Series B Preferred Stock submits a Notice of Conversion, and the Corporation does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion in accordance with the provisions of this Article VI (a
"Conversion Default"), the Corporation shall issue to the holder all of the shares of Common Stock which are available to effect such conversion (including, with the holder's written consent, any shares underlying
Warrants issued or then issuable ("Borrowed Shares")). The number of shares of Series B Preferred Stock included in the Notice of Conversion
(the "initial Notice of Conversion") which exceeds the amount which is then convertible into available shares of Common Stock (after utilizing Borrowed Shares, if any) (the "Excess Amount") shall, notwithstanding anything to the contrary contained herein, not be convertible into Common Stock in accordance with the terms hereof until (and at the holder's option on or at any time after) the date additional shares of Common Stock are authorized by the Corporation to permit such conversion, at which time the Conversion Price in respect thereof shall be the lesser of (i) the Conversion Price on the Conversion Date set forth in the initial Notice of Conversion and (ii) the Conversion Price on the Conversion Date subsequently elected by the holder in respect thereof by submission to the Corporation of a subsequent Notice of Conversion. The Corporation shall pay to the holder payments ("Conversion Default Payments") for a Conversion Default in the amount of
(a) (N/365), multiplied by (b) the sum of the Stated Value plus the Premium Amount per share of Series B Preferred Stock calculated through the Authorization Date (as defined below), multiplied by (c) the Default Amount (as defined below) on the Conversion Date set forth in the initial Notice of Conversion giving rise to the Conversion Default (the "Conversion
Default Date"), multiplied by (d) .36, where (i) N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Corporation authorizes a sufficient number of shares of Common
Stock to effect conversion of the full number of shares of Series B
Preferred Stock and the Warrants and (ii) "Default Amount" means the Excess Amount plus the number of shares of Series B Preferred Stock that would not be convertible as a result of this Article VI.E but for the Borrowed
Shares. The Corporation shall send notice to the holder of the authorization of additional shares of Common Stock, the Authorization Date and the amount of holder's accrued Conversion Default Payments. The accrued Conversion Default Payment for each calendar month shall be paid in cash or shall be convertible into Common Stock at the Conversion Price, at the holder's option, as follows:

            (a) In the event holder elects to take such payment in cash, cash payment shall be made to holder by the third (3rd) day of the month following the month in which it has accrued; and

            (b) In the event holder elects to take such payment in Common Stock, the holder may convert such payment amount into Common Stock at the Conversion Price (as in effect at the time of Conversion) at any time after the fifth day of the month following the month in which it has accrued in accordance with the terms of this Article VI.

        Nothing herein shall limit the holder's right to pursue actual damages for the Corporation's failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of this Article
VI.F, and each holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

        G. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article VI, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series B Preferred Stock.


                      VII.  Automatic Conversion
                            --------------------
    Each share of Series B Preferred Stock issued and outstanding on October 15, 2001 (the "Automatic Conversion Date"), automatically shall be converted into shares of Common Stock on such date at the then effective Conversion Price in accordance with the provisions of Article VI hereof
(the "Automatic Conversion"). The Automatic Conversion Date shall be the Conversion Date for purposes of determining the Conversion Price and the time within which certificates representing the Common Stock must be delivered to the holder.


                          VIII.  Voting Rights
                                 -------------
    The holders of the Series B Preferred Stock have no voting power whatsoever, except as otherwise provided by the PBCL and in this Article VIII, and in Article IX below.

    Notwithstanding the above, the Corporation shall provide each holder of Series B Preferred Stock with prior notification of any meeting of the shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder, at least twenty (20) days prior to the record date specified therein (or 20 days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time; provided, however, that the failure of the Corporation to provide any such notice shall not affect the validity of any shareholder or corporate action or proceeding.

    To the extent that under the PBCL the vote of the holders of the Series B Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series B Preferred Stock represented at a duly held meeting at which a majority of the outstanding shares of Series B Preferred Stock is present or by written consent of a majority of the outstanding shares of Series B Preferred Stock (except as otherwise may be required under the PBCL) shall constitute the approval of such action by the class. To the extent that under the PBCL holders of the Series B Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated. Holders of the Series B Preferred Stock shall be entitled to notice of (and copies of proxy materials and other information sent to shareholders) all shareholder meetings or written consents with respect to which they are entitled to vote, which notice would be provided pursuant to the Corporation's Bylaws and the PBCL.


                      IX.  Protective Provisions
                           ---------------------
    So long as shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the PBCL) of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock:

            (a) alter or change the rights, preferences or privileges of the Series B Preferred Stock or any other capital stock of the Corporation so as to affect adversely the Series B Preferred Stock;

            (b) create any new class or series of capital stock having a preference over the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article II hereof, "Senior Securities");

            (c) create any new class or series of capital stock ranking pari passu with the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article II hereof, "Pari Passu Securities");

            (d) increase the authorized number of shares of Series B Preferred Stock;

            (e) issue any shares of Series B Preferred Stock other than pursuant to the Purchase Agreement, as the same may be amended from time to time; or

            (f) do any act or thing not authorized or contemplated by this Statement with Respect to Shares which would result in taxation of the holders of shares of the Series B Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

    In the event holders of at least a majority of the then outstanding shares of Series B Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of any class of capital stock of the Corporation, pursuant to subsection (a) above, so as to affect the Series B Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series B Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of thirty (30) days to convert their shares pursuant to the terms of this Statement with Respect to Shares as they exist prior to such alteration or change or continue to hold their shares of Series B Preferred Stock.


                       X.  Limitations on Transfer
                           -----------------------
    Prior to the delivery of an Optional Redemption Notice to the Corporation pursuant to Article V.B., no "Subject Holder" (as defined below) may sell or otherwise transfer shares of Series B Preferred Stock, except (i) to the Corporation or to a shareholder or a group of shareholders who immediately prior to the sale control a majority of the Corporation's voting shares (a "Controlling Shareholder" or "Controlling Group", as applicable); (ii) to an affiliate of such holder; (iii) in connection with any merger, consolidation, reorganization, tender offer or sale of more than 50% of the outstanding Common Stock of the Corporation
(a "Reorganization"); (iv) in a registered public offering or a public sale pursuant to Rule 144 or other applicable exemption from the registration requirements of the Securities Act (or any successor rule or regulation); or (v) in a private sale (otherwise than to the Corporation, to a Controlling Shareholder or a Controlling Group, to an affiliate of such holder, or in a Reorganization), provided that the holder shall not sell or otherwise transfer during any ninety (90) day period a number of shares of Series B Preferred Stock, a portion(s) of the Warrants or any other securities of the Corporation subject to a limitation on sale or transfer analogous to the limitation contained herein, which, if exercised for or converted into Common Stock at the time of the transfer, would represent, in the aggregate (together with any other shares of Common Stock transferred), beneficial ownership by the transferee(s) of more than 4.9% of the Common Stock then outstanding. Subject Holder means any holder who, but for Article VI.A hereof and this Article X., would beneficially own 5% or more of the outstanding Common Stock of the Corporation. The restriction contained in the proviso of this Article X shall not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the Common Stock shall approve such alteration, amendment, deletion or change. The Corporation or the Transfer Agent may require, prior to the recording of any transfer of any shares of Series B Preferred Stock, that the record holder of such shares of Series B Preferred Stock deliver to the Corporation and/or the Transfer Agent a written certification that the proposed transfer does not violate the terms and provisions contained in this Article X, and the Corporation and the Transfer Agent shall be entitled to rely on such certification without investigation.


                           XI. Tax Withholding
                               ---------------
    A. Notwithstanding anything contained in this Statement with Respect to Shares to the contrary,

        (i) If any portion of a distribution is to be paid by the Corpora-tion in cash in accordance with the provisions of Articles V.A, VI.E(b) or VI.F hereof to a holder that is a Foreign Person (as defined below), the Corporation may withhold from such distribution an amount of cash sufficient to enable the Corporation to satisfy its withholding tax obligations (if any) (the "Withholding Amount") with respect to the portion of such distribution to be paid in cash. The Withholding Amount shall equal the amount that is necessary to enable the Corporation to satisfy its withholding obligations at the applicable statutory withholding rates (or at a reduced withholding rate if the holder delivers to the Corporation such certificates, documents or other evidence reasonably satisfactory to the Corporation or as otherwise may be required under the Internal Revenue
Code of 1986, as amended (the "Code"), or treasury regulations promulgated thereunder, establishing that such cash payments either are not subject to withholding tax or are subject to tax at a rate reduced by an appropriate tax treaty). The Corporation shall inform the holder of the amount of the Withholding Amount (a) at the time the Corporation notifies the holder of the Corporation's election to redeem the Premium Amount pursuant to Article
V.A hereof, (b) on or before the third business day preceding the date of the cash distribution required pursuant to the terms of Article VI.E(b) hereof or (c) on or before the third business day preceding the date of the cash distribution required pursuant to the terms of Article VI.F hereof, applicable.

        (ii) If any portion of a distribution is to be paid by the Corpor-ation in shares of Common Stock (the "Distributed Shares") in accordance with the provisions of Articles V.A. or VI (including but not limited to Articles
VI. E and VI.F hereof) to a holder that is a Foreign Person, and the holder has not paid the Withholding Amount with respect to the Distributed Shares in cash to the Corporation on or before the second business day preceding the date on which the Distributed Shares are required to be delivered pursuant to the terms hereof, the Corporation may withhold such number of shares of Common Stock or other securities issuable with respect to the Distributed Shares having an aggregate value (with each share valued at the closing bid price for the Common Stock as reported by NASDAQ-NM, or on the principal securities exchange or other securities market on which the Common Stock is then being traded, on the Trading Day immediately preceding the date of the distribution) equal to the Withholding Amount with respect to the Distributed Shares. On or before the third business day preceding the date on which the shares of Common Stock or other securities representing the distribution are required to be delivered pursuant to the terms hereof, the Corporation shall notify the holder as to the amount of the Withholding Amount.

    B. For purposes of this Article XI, the term "Foreign Person" means a person other than (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any state or political subdivision thereof or (iii) an estate or trust that is a United States Person (as defined in the Code).

    C. The Corporation shall pay the full amount of any Withholding Amount set forth in Article XI.A to the relevant taxing authority in accordance with applicable law.

                            NOTICE OF CONVERSION

                (To be Executed by the Registered Holder
            in order to Convert the Series B Preferred Stock)

The undersigned hereby irrevocably elects to convert ______ shares of Series B Preferred Stock, represented by stock certificate No(s). __________ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of Intelligent Electronics, Inc. (the "Corporation") according to the conditions of the Statement with Respect to Shares of Series B Preferred Stock, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series B Preferred Stock shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

            Date of Conversion:___________________________



            Applicable Conversion Price:____________________


            Number of Shares of
            Common Stock to be Issued:_____________________



            Signature:____________________________________



            Name:_______________________________________



            Address:______________________________________

*The Corporation is not required to issue shares of Common Stock until the original Series B Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent. The Corporation shall issue and deliver shares of Common Stock to an overnight courier not later than two (2) business days following receipt of the original Preferred Stock Certificate(s) to be converted and shall make payments if and to the extent required by the Statement with Respect to Shares for the number of business days such issuance and delivery is late.